July 26, 2013
S  E  I  Z  E     T  H  E     M  O  M  E  N  T S  E  I  Z  E     T  H  E     M  O  M  E  N  T
S  E C U R I N G    T H E    F U T U R E S  E C U R I N G    T H E    F U T U R E
Exhibit 99.2
Second-Quarter 2013 Earnings
Jim Gallogly, Chief Executive Officer
Karyn Ovelmen, Chief Financial Officer
Sergey Vasnetsov, SVP - Strategic Planning and Transactions
Doug Pike, VP - Investor Relations

lyondellbasell.com
Cautionary Statement
The information in this presentation includes forward-looking statements. These statements relate to future events, such as anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. Actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict.
Factors that could cause actual results to differ from forward-looking statements include, but are not limited to, availability, cost and price volatility of raw materials and utilities; supply/demand balances;
industry production capacities and operating rates; uncertainties associated with worldwide economies;
legal, tax and environmental proceedings; cyclical nature of the chemical and refining industries;
operating interruptions; current and potential governmental regulatory actions; terrorist acts; international political unrest; competitive products and pricing; technological developments; the ability to comply with the terms of our credit facilities and other financing arrangements; the ability to implement business strategies; and other factors affecting our business generally as set forth in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2012, which can be found at www.lyondellbasell.com on the Investor Relations page and on the Securities and Exchange Commission’s website at www.sec.gov.
This presentation contains time sensitive information that is accurate only as of the date hereof.
Information contained in this presentation is unaudited and is subject to change.  We undertake no obligation to update the information presented herein except as required by law.

lyondellbasell.com
Information Related to Financial Measures
We have included EBITDA in this presentation, which is a non-GAAP measure, as we believe that
EBITDA is a measure commonly used by investors. However, EBITDA, as presented herein, may not be comparable to a similarly titled measure reported by other companies due to differences in the way the measure is calculated. We calculate EBITDA as income from continuing operations plus interest expense (net), provision for (benefit from) income taxes, and depreciation & amortization. EBITDA should not be considered an alternative to profit or operating profit for any period as an indicator of our performance, or as an alternative to operating cash flows as a measure of our liquidity. See Table 9 of our accompanying earnings release for reconciliations of EBITDA to net income.
While we also believe that free cash flow (FCF) and book capital are measures commonly used by investors, free cash flow and book capital, as presented herein, may not be comparable to similarly titled measures reported by other companies due to differences in the way the measures are calculated. For purposes of this presentation, free cash flow means net cash provided by operating activities minus capital expenditures and book capital means total debt plus stockholders’ equity plus minority interests.
3

lyondellbasell.com
Highlights
EBITDA
EPS Growth vs. Q1’13: 3%
EPS Growth vs. Q2’12: 20%
($ in millions)
4
Income from Continuing Operations
2Q'12 3Q'12 4Q'12 1Q'13 2Q'13
250
500
750
$1,000
2Q'12 3Q'12 4Q'12 1Q'13 2Q'13
($ in millions, except per share data)
2Q'13 1Q'13 2Q'12
EBITDA
(1)
$1,652 $1,585 $1,727
Income from Continuing Operations
$923 $906 $768
Diluted Earnings ($ / share) from Continuing Operations
$1.60 $1.56 $1.33
500
1,000
1,500
$2,000
(1)
(1)
(1)
(1) EBITDA and income from continuing operations include a pre-tax lower of cost or market adjustment of $71 million  in the second quarter 2012 which was reversed in the third quarter
2012, due to a recovery in market prices.

•
Sustained safety results through Q2
Injuries per 200,000 Hours Worked
(1)
1) Includes employees and contractors.
5
0.0
0.1
0.2
0.3
0.4
0.5
2009 2010 2011 2012 1H 2013
lyondellbasell.com
LyondellBasell Safety Performance

Second Quarter 2013 and Last-Twelve-Months
(LTM) Segment EBITDA
6
June 2013 LTM EBITDA Second Quarter 2013 EBITDA
($ in millions)
($ in millions)
lyondellbasell.com
200
400
600
800
$1000
Q2’13 EBITDA
$1,652 million
Q2’13 Operating Income
$1,364 million
LTM June EBITDA
$6,091 million
LTM Operating Income
$4,918 million
Olefins & Olefins & Intermediates Refining Technology
Polyolefins - Polyolefins - & Derivatives
Americas EAI
750
1,500
2,250
3,000
$3,750
Olefins & Olefins & Intermediates Refining Technology
Polyolefins - Polyolefins - & Derivatives
Americas EAI

1) Beginning and ending cash balances include cash and cash equivalents; 2) Includes  accounts receivable, inventories, and accounts payable; 3)  Includes capital and maintenance turnaround spending.
(3) (2)
(1)
($ in millions)
(2) (1)
Second Quarter 2013 LTM June 2013
(3) (1)
7
(1)
$2,879
$3,233
0
1,000
2,000
3,000
4,000
$5,000
Q2'13
Beginning
Cash
Balance
CF from
Operations
excl. Working
Capital
Working
Capital
Changes
Capex Dividends &
Share
Repurchase
Other Q2'13 Ending
Cash
Balance
$1,950
$3,233
0
1,500
3,000
4,500
6,000
$7,500
Q3'12
Beginning
Cash
Balance
CF from
Operations
excl.
Working
Capital
Working
Capital
Changes
Capex Dividends &
Share
Repurchase
Other Q2'13
Ending Cash
Balance
lyondellbasell.com
Cash Flow

Working Capital and Key Financial Statistics
Snapshot at June 30, 2013
LTM FCF:  $4.1 billion
LTM Capex:  $1.4 billion
Cash:  $3.2 billion
Total Debt/LTM EBITDA: 0.7x
Total Debt/Book Capital: 27%
1) Figures depicted represent end of quarter balances
($ in billions)
Working Capital
(1)
Key Statistics
8
($4)
($2)
$0
$2
$4
$6
$8
2Q'12 3Q'12 4Q'12 1Q'13 2Q'13
Total WC Inventory AR AP
lyondellbasell.com

lyondellbasell.com
Olefins & Polyolefins - Americas
Highlights and Business Drivers - 2Q’13
U.S. Olefins
•
Above 100% of nameplate capacity
•
Higher spot sales volume
Polyethylene
•
Volumes flat
•
Spread up 4¢/lb
Polypropylene (includes Catalloy)
•
Volumes up ~ 13%
•
Spread up 3¢/lb
Ethylene Chain Margins
(2)
EBITDA
(1)
Performance vs. 1Q’13
Polypropylene Margins
(2)
($ in millions)
(cents / lb) (cents / lb)
9
1) EBITDA includes a lower of cost or market adjustment of $71 million in the second quarter 2012 which was reversed in the third quarter 2012, due to a recovery in market prices; 2) Source: quarterly average industry data from third party consultant .
(10)
5
20
35
50
2Q’12 1Q’13 2Q’13 July ’13
Ethane Margin Naphtha Margin HDPE Margin Ethylene/HDPE Chain
600
200
400
800
$1000
2Q'12 3Q'12 4Q'12 1Q'13 2Q'13
2Q'12 1Q'13 2Q'13 Jul'13
0
1
2

EBITDA Margin Volume

EBITDA Margin Volume
Olefins & Polyolefins - Europe, Asia, International
Highlights and Business Drivers - 2Q’13
EU Olefins
•
Margin expansion – LPG cracking and
naphtha volatility
•
Operating rate ~ 92%
Polyethylene
•
Volumes up ~ 9%
•
Spread down ~ 1¢/lb
Polypropylene (includes Catalloy)
•
Volumes up ~ 10%
•
Spread flat
JV equity income
European Ethylene Chain Margins
(1)
EBITDA Performance vs. 1Q’13
European Polypropylene Margins
(1)
($ in millions)
(cents / lb)  (cents / lb)
10
1) Source: quarterly average data from third party consultant.
100
200
300
$400
2Q'12 3Q'12 4Q'12 1Q'13 2Q'13
(10)
5
20
35
50
2Q'12 1Q'13 2Q'13 Jul'13
HDPE Margin Naphtha Margin Ethylene/HDPE Chain
(6)
(4)
(2)
0
2
2Q'12 1Q'13 2Q'13 Jul'13
lyondellbasell.com

EBITDA
Propylene Oxide and Derivatives
EBITDA Margin Volume
Performance vs. 1Q’13
($ in millions)
11
EU MTBE Raw Material Margins (per Platts)
(1)
(cents / gallon)
P-Glycol Raw Material Margins (per Chemdata)
(1)
(cents / lb)
1) Data represents quarterly average.
lyondellbasell.com
0
15
30
45
2Q12 1Q13 2Q13 3Q13 E
0
50
100
150
2Q'12 1Q'13 2Q'13 Jul'13
100
200
300
400
$500
2Q'12 3Q'12 4Q'12 1Q'13 2Q'13
•
Turnaround impacts
•
Weaker butanediol margins
•
Lower deicer sales
Intermediates
•
Stronger Acetyls and EO/EG
volumes
•
Lower C4 chemicals and styrene
volumes due to turnarounds
Oxyfuels
• U.S. Butane to gasoline spread
expansion
Intermediates & Derivatives
Highlights and Business Drivers - 2Q’13

Refining Highlights and Business Drivers - 2Q’13
Houston Refinery
•
Crude throughput: 265 MBPD
•
Maya 2-1-1:  $18.49 bbl
•
RINs cost up $22 million
Refining Spreads (per Platts)
(1)
EBITDA Performance vs. 1Q’13
EBITDA Margin Volume
($ in millions)
($ / bbl)
1) Light Louisiana Sweet (LLS) is the referenced light crude. Data represents quarterly average.
12
Refining Throughput
(MBPD)
Capacity = 268 MBPD
40
80
120
160
$200
2Q'12 3Q'12 4Q'12 1Q'13 2Q'13
0
100
200
300
2Q'12 3Q'12 4Q'12 1Q'13 2Q'13
0
10
20
30
2Q'12 1Q'13 2Q'13 Jul'13
Lt-Hvy Lt-Gasoline Lt-Heating Oil
lyondellbasell.com

lyondellbasell.com
– Midwest olefin/polyolefin plant
turnaround in Q3
– Intermediates and Derivatives have
completed turnarounds
– Refining crude infrastructure delivery
progresses; continued high cost of
RINs
– Growth projects remain on schedule
Second-Quarter Summary and Outlook
– Record O&P – Americas results
• Continued U.S. NGL advantage
– Europe olefins and polyolefins
margins expansion from LPG
cracking and naphtha volatility;
steady performance in differentiated
products
– Intermediates and  Derivatives
segment results impacted by
multiple turnarounds
– Houston refinery operation near full
capacity; increased cost of RINs;
weakened Maya 2-1-1
Second-Quarter Summary Near-Term Outlook
13